                                                                  Exhibit 10.47

This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
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1. FILE NO. OF ORIG.    1A. DATE OF FILING OF ORIG.  1B. DATE OF ORIG. FINANCING
   FINANCING STATEMENT      FINANCING STATEMENT          STATEMENT
   9609460195               April 2, 1996
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1C. PLACE OF FILING ORIG.
    FINANCING STATEMENT
    Secretary of State - CA
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2. DEBTOR (LAST NAME FIRST)             2A. SOCIAL SECURITY NO., FEDERAL TAX NO.
   Vans, Inc.
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2B. MAILING ADDRESS              2C. CITY, STATE                   2D. ZIP CODE
2095 Batavia Street              Orange, California                92665-3101
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3. ADDITIONAL DEBTOR                      3A. SOCIAL SECURITY OR FEDERAL TAX NO.
(IF ANY) (LAST NAME FIRST)
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3B. MAILING ADDRESS              3C. CITY, STATE                   3D. ZIP CODE
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4. SECURED PARTY
   NAME Teachers Insurance and Annuity Association of America***
   MAILING ADDRESS 730 Third Avenue
   CITY New York             STATE New York         ZIP CODE 10017
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4A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.

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5. ASSIGNEE OF SECURED PARTY (IF ANY)   5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
NAME                                        OR BANK TRANSIT AND A.B.A. NO.
MAILING ADDRESS
CITY               STATE                    ZIP CODE
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6. A [ ] CONTINUATION - The original Financing Statement between the foregoing
         Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in
         Item 7 below.
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   B [ ] RELEASE - From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.
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   C [ ] ASSIGNMENT - The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.
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   D [X] TERMINATION - The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
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   E [ ] AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below. (Signature of Debtor required on all amendments.)
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   F [ ] OTHER
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7. *** See Annex A for additional secured parties and signatures of additional secured parties.


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8.                    (Date) May 31, 1996   C      9. This Space for Use of
                            -------------   O             Filing Officer
                                            D        (Date, Time, Filing Office)
   Vans, Inc.                               E
   --------------------------------------  ---
   By: not required                         1
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       SIGNATURE(S) OF DEBTOR(S) (TITLE)    2

   Teachers Insurance and Annuity           3
     Association of America
   --------------------------------------   4
   By: /s/ RODERIC L. EATON
   --------------------------------------   5
   SIGNATURE(S) OF SECURED PARTY(IES)
   RODERIC L. EATON                         6
   Managing Director - Private Placements
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10.       RETURN COPY TO
                                            8
NAME          Craig E. Gosselin
ADDRESS       Vans, Inc.                    9   CSC NETWORKS
CITY AND      2095 Batavia St.                  375 HUDSON STREET, NY, NY 10014
STATE         Orange, CA 92665-3101

  (1) Filing Officer Copy
      STANDARD FORM - FILING FEE        UNIFORM COMMERCIAL CODE - FORM UCC-2

                       Approved by the Secretary of State

                                    ANNEX A
                                       to
                           UCC-2 FINANCING STATEMENT
                        (This Annex consists of 1 pages)

Additional Secured Parties:
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Connecticut General Life Insurance Company
c/o CIGNA Investments, Inc.
900 College Grove Road
Bloomfield, Connecticut 06002

Life Insurance Company of North America
c/o CIGNA Investments, Inc.
900 College Grove Road
Bloomfield, Connecticut 06002


Signatures of Additional Secured Parties:
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CONNECTICUT GENERAL LIFE
  INSURANCE COMPANY

By: CIGNA Investments, Inc.

By: /s/ EDWARD LEWIS
    --------------------------------------
    Title: Managing Director, Edward Lewis


LIFE INSURANCE COMPANY OF
  NORTH AMERICA

By: CIGNA Investments, Inc.

By: /s/ EDWARD LEWIS
    --------------------------------------
    Title: Managing Director, Edward Lewis



        Approved by the Secretary of State
                                                CSC NETWORKS
                                                375 HUDSON STREET, NY, NY 10014